                                                                   EXHIBIT 99.1

                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-3

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

  Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements transferred to the Trust on May 27, 1999. The information below includes the Initial Contracts described in the Prospectus Supplement dated May 6, 1999, as well as the Additional Contracts transferred to the Trust. There will be no Contracts transferred to the Trust after the Closing Date. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

   Set forth below is a description of certain additional characteristics of the Initial Contracts as of the Cut-off Date.

               Geographical Distribution of Contract Obligors(1)

                                                                             % of Contract
                                                               Aggregate        Pool by
                                           % of Contract   Principal Balance  Outstanding
                            Number of    Pool by Number of    Outstanding      Principal
                         Contracts as of  Contracts as of     as of Cut-     Balance as of
State                     Cut-off Date     Cut-off Date        off Date      Cut-off Date
-----                    --------------- ----------------- ----------------- -------------
Alabama.................      1,314             6.71%       $ 43,590,552.39       5.45%
Alaska..................          2              .01             195,446.67        .02
Arizona.................        413             2.11          18,923,564.88       2.37
Arkansas................        492             2.51          15,386,400.10       1.92
California..............        618             3.16          26,359,802.23       3.29
Colorado................        413             2.11          21,920,297.87       2.74
Connecticut.............          8              .04             251,504.51        .03
Delaware................         91              .46           3,652,552.94        .46
Florida.................      1,106             5.65          48,659,874.44       6.09
Georgia.................      1,230             6.28          47,870,014.11       5.99
Idaho...................         74              .38           3,441,141.78        .43
Illinois................        253             1.29           8,395,830.24       1.05
Indiana.................        443             2.26          18,553,558.58       2.32
Iowa....................        209             1.07           7,145,413.59        .89
Kansas..................        271             1.38          11,843,416.04       1.48
Kentucky................        475             2.43          15,415,472.78       1.93
Louisiana...............        538             2.75          18,839,860.81       2.35
Maine...................        130              .66           5,234,583.05        .65
Maryland................         79              .40           2,253,122.97        .28
Massachusetts...........         10              .05             521,778.07        .07
Michigan................        916             4.68          46,337,017.81       5.79
Minnesota...............        271             1.38           9,314,369.94       1.16
Mississippi.............        522             2.67          17,507,407.19       2.19
Missouri................        579             2.96          20,399,586.41       2.55
Montana.................        133              .68           5,357,584.98        .67
Nebraska................         76              .39           3,186,948.18        .40
Nevada..................        206             1.05          11,713,812.82       1.46
New Hampshire...........         84              .43           3,496,590.83        .44
New Jersey..............         11              .06             341,214.77        .04
New Mexico..............        337             1.72          16,042,539.89       2.01
New York................        222             1.13           7,942,055.72        .99
North Carolina..........      2,052            10.49          95,046,616.75      11.90
North Dakota............         67              .34           2,351,562.54        .29
Ohio....................        389             1.99          16,059,128.90       2.01
Oklahoma................        463             2.36          17,045,429.94       2.13
Oregon..................        230             1.17          16,095,693.12       2.01
Pennsylvania............        247             1.26           9,055,525.81       1.13
Rhode Island............          1              .01              30,900.00          *
South Carolina..........        968             4.94          40,983,812.28       5.12
South Dakota............        118              .60           4,057,385.53        .51
Tennessee...............        546             2.79          20,585,763.30       2.57
Texas...................      1,698             8.67          66,654,545.61       8.34
Utah....................         77              .39           4,179,156.27        .52
Vermont.................         54              .28           2,067,972.79        .26
Virginia................        405             2.07          14,095,930.01       1.76
Washington..............        242             1.24          16,034,709.07       2.00
West Virginia...........        248             1.27           7,335,167.16        .92
Wisconsin...............        170              .87           4,839,391.67        .60
Wyoming.................         78              .40           3,387,977.42        .42
                             ------           ------        ---------------     ------
Total...................     19,579           100.00%       $799,999,984.76     100.00%
                             ======           ======        ===============     ======

--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the Contracts as of the Cut-off Date.
(1) Based on obligor's billing address.

                   Years of Origination of Contracts

                           Number of       Aggregate      % of Contract Pool by
                           Contracts   Principal Balance  Outstanding Principal
                             as of        Outstanding         Balance as of
Year of Origination(1)    Cut-off Date as of Cut-off Date     Cut-off Date
----------------------    ------------ ------------------ ---------------------
1985.....................        42     $    165,653.15             .02%
1986.....................        17           81,074.58             .01
1987.....................       999        9,641,410.54            1.21
1988.....................         0                 .00             .00
1989.....................         0                 .00             .00
1990.....................        12          204,725.66             .03
1991.....................         0                 .00             .00
1992.....................         0                 .00             .00
1993.....................         0                 .00             .00
1994.....................         3          136,276.33             .02
1995.....................         0                 .00             .00
1996.....................         3          196,663.57             .02
1997.....................        15        1,215,005.31             .15
1998.....................     1,119       97,002,553.19           12.13
1999.....................    17,369      691,356,622.43           86.41
                             ------     ---------------          ------
   Total.................    19,579     $799,999,984.76          100.00%
                             ======     ===============          ======

--------
(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

               Distribution of Original Contract Amounts

                          Number of       Aggregate      % of Contract Pool by
                          Contracts   Principal Balance  Outstanding Principal
Original Contract           as of        Outstanding         Balance as of
Amount (in Dollars)(1)   Cut-off Date as of Cut-off Date     Cut-off Date
----------------------   ------------ ------------------ ---------------------
Less than $10,000.......       551     $  4,264,200.74             .53%
Between $10,000 and
 $19,999................     2,980       40,279,109.05            5.03
Between $20,000 and
 $29,999................     3,996       96,935,242.78           12.12
Between $30,000 and
 $39,999................     3,880      132,974,737.72           16.62
Between $40,000 and
 $49,999................     2,582      114,922,433.42           14.37
Between $50,000 and
 $59,999................     1,902      103,890,386.14           12.99
Between $60,000 and
 $69,999................     1,197       77,361,562.53            9.67
Between $70,000 and
 $79,999................       801       59,879,734.49            7.48
Between $80,000 and
 $89,999................       602       50,863,876.92            6.36
Between $90,000 and
 $99,999................       456       43,172,364.64            5.40
Between $100,000 and
 $109,999...............       261       27,279,710.93            3.41
Between $110,000 and
 $119,999...............       145       16,610,719.89            2.08
Between $120,000 and
 $129,999...............        97       12,048,514.58            1.51
Between $130,000 and
 $139,999...............        51        6,891,667.39             .86
Between $140,000 and
 $149,999...............        36        5,219,332.64             .65
Between $150,000 and
 $159,999...............        15        2,307,095.12             .29
Between $160,000 and
 $169,999...............         5          820,538.14             .10
Between $170,000 and
 $179,999...............         3          516,547.92             .06
Between $180,000 and
 $189,999...............         7        1,305,676.52             .16
Between $190,000 and
 $199,999...............         9        1,751,795.46             .22
Between $200,000 and
 $249,999...............         2          415,585.64             .05
Over $250,000.00........         1          289,152.10             .04
                            ------     ---------------          ------
   Total................    19,579     $799,999,984.76          100.00%
                            ======     ===============          ======

--------
(1) The largest original Contract amount is $289,152.10, which represents 0.04% of the aggregate principal balance of the Contracts as of the Cut-off Date.

       Distribution of Original Loan-to-Value Ratios of Contracts

-------------------------------------------------------------------------------------------
                                              Scheduled Principal
Loan-to-Value Ratio          Loan Count         Outstanding               Per Cent
-------------------------------------------------------------------------------------------
Less than 61%...........          685          $ 20,983,248.34               2.62%
61% to 65%..............          227             9,092,260.72               1.14
66% to 70%..............          329            15,053,097.31               1.88
71% to 75%..............          487            20,153,366.37               2.52
76% to 80%..............        1,577            62,592,009.81               7.82
81% to 85%..............        1,520            68,497,993.53               8.56
86% to 90%..............        6,952           283,128,718.98              35.40
91% to 95%..............        5,466           231,511,414.06              28.94
95% to 100%.............        2,336            88,987,875.64              11.12
                               ------          ---------------             ------
   Total................       19,579          $799,999,984.76             100.00%
                               ======          ===============             ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                                     Contract Rates

                                                   Scheduled Principal         Percent
Range for Contracts by          Loan Count           Outstanding
-------------------------------------------------------------------------------------------
0.001% to 5.000%........            6          $    585,323.39                .07%
5.001% to 6.000%........           65             5,464,969.87                .68
6.001% to 7.000%........        1,022            86,038,250.70              10.75
7.001% to 8.000%........        1,651           113,002,958.14              14.13
8.001% to 9.000%........        2,911           162,288,589.78              20.29
9.001% to 10.000%.......        4,092           170,866,736.85              21.36
10.001% to 11.000%......        3,282           117,102,768.83              14.64
11.001% to 12.000%......        2,794            77,258,739.00               9.66
12.001% to 13.000%......        1,936            43,397,531.23               5.42
13.001% to 14.000%......        1,368            19,598,844.67               2.45
14.001% to 15.000%......          258             2,577,046.41                .32
15.001% to 16.000%......          161             1,512,716.98                .19
Greater than 16.000%....           33               305,508.91                .04
                               ------          ---------------             ------
   Total................       19,579          $799,999,984.76             100.00%
                               ======          ===============             ======

Remaining Months to Maturity of Contracts

                                             Aggregate Principal
Months Remaining         Number of Contracts Balance Outstanding
As of Cut-off Date       as of Cut-off Date  as of Cut-off Date           Percent
------------------       ------------------- ------------------- --------------------------
Less than 31............          113          $    359,617.19                .04%
31 to 60................        1,119             9,579,111.92               1.20
61 to 90................          421             6,070,716.88                .76
91 to 120...............        1,260            22,197,180.26               2.77
121 to 150..............          400             8,844,012.31               1.11
151 to 180..............        2,257            54,844,132.48               6.86
181 to 210..............          116             4,016,303.48                .50
211 to 240..............        2,662            83,423,883.21              10.43
241 to 270..............           59             2,531,712.66                .32
271 to 300..............        1,672            61,477,765.50               7.68
301 to 330..............           49             2,299,579.54                .29
331 to 360..............        9,451           544,355,969.33              68.04
                               ------          ---------------             ------
   Total................       19,579          $799,999,984.76             100.00%
                               ======          ===============             ======